UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2007

SPECTRALINK CORPORATION

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation or organization)

0-28180	84-1141188
(Commission file number)	(IRS Employer Identification Number)

5755 Central Avenue, Boulder, Colorado	80301-2848
(Address of principal executive office)	(Zip code)

303-440-5330

(Registrant’s telephone number)

Not Applicable

(Former name, former address and former fiscal year, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY	INTO A MATERIAL DEFINITIVE AGREEMENT

Merger Agreement

On February 7, 2007, SpectraLink Corporation entered into an Agreement and Plan of Merger with Polycom, Inc. and Spyglass Acquisition Corp., a wholly-owned subsidiary of Polycom (“Merger Sub”). Pursuant to the merger agreement, and upon the terms and subject to the conditions thereof, Merger Sub will commence a cash tender offer for all outstanding shares of SpectraLink common stock at a purchase price of $11.75 per share. Following the consummation of the tender offer, the agreement provides for Merger Sub to merge with and into SpectraLink, and for SpectraLink to become a wholly-owned subsidiary of Polycom. In the merger, the remaining stockholders of SpectraLink, other than such stockholders who have validly exercised their appraisal rights under the Delaware General Corporation Law, would be entitled to receive $11.75 per share.

As a condition to consummating the tender offer, SpectraLink stockholders must have validly tendered (and not withdrawn) shares constituting at least a majority of the outstanding shares of SpectraLink common stock (taking into account the potential exercise of stock options). In addition, the obligation of Merger Sub to consummate the tender offer is subject to several additional conditions described in the merger agreement, including among others, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and no material adverse effect on SpectraLink’s business having occurred. If more than a majority of the outstanding shares, but fewer than 90% of the outstanding shares, are validly tendered (and not withdrawn) in the tender offer, Merger Sub shall be obligated to purchase the tendered shares but may elect to conduct a subsequent offering period in order to achieve ownership of 90% of the outstanding shares, in order to effect a short-form merger. We have granted Polycom an option to purchase shares of SpectraLink common stock such that, if Merger Sub receives at least 80% of the outstanding shares through the tender offer, the additional shares purchased by exercising the option would enable Merger Sub to achieve ownership of 90% of the outstanding shares of SpectraLink common stock.

The closing of the merger is also subject to customary closing conditions. In particular, if Merger Sub owns fewer than 90% of the outstanding shares of SpectraLink common stock following the tender offer (and following exercise of the top-up option, if applicable), then SpectraLink will be required to hold a special stockholders meeting to obtain stockholder approval of the merger.

Tender and Voting Agreement

In order to induce Polycom and Merger Sub to enter into the Merger Agreement, all directors and executive officers of the Company (in their capacities as stockholders of the Company), consisting of Carl D. Carman, Anthony V. Carollo, Jr., John H. Elms, Masood Garahi, John A. Kelley, Gerald J. Laber, Ole Lysgaard Madsen, Leah Maher, Ernest J. Sampias and Werner P. Schmücking, entered into Tender and Voting Agreements with Polycom concurrently with the execution and delivery of the Merger Agreement. Subject to the terms and conditions of these agreements, each director and executive officer of the Company agreed to tender the shares held by them in the tender offer and to vote such shares in favor of adoption of the merger agreement.

The Agreement and Plan of Merger and the form of the Tender and Voting Agreement are attached hereto as Exhibits 2.1 and 4.1, respectively, and are incorporated herein by reference. The foregoing descriptions of the Agreement and Plan of Merger and the Tender and Voting Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements.

Notice to Investors

The tender offer for the outstanding common stock of SpectraLink has not yet commenced. This announcement is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of SpectraLink common stock will be made only pursuant to an offer to purchase and related materials that Polycom intends to file with the SEC on Schedule TO. SpectraLink also intends to file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer. SpectraLink stockholders and other investors should read these materials carefully because they contain important information, including the terms and conditions of the offer. SpectraLink stockholders and other investors will be able to obtain copies of these materials without charge from the SEC through the SEC’s website at www.sec.gov, from Innisfree M&A Incorporated, the information agent for the offer, at (877) 750 9496, from Cowen and Company, LLC, the dealer manager for the offer, at (877) 269-3652, from Polycom (with respect to documents filed by Polycom with the SEC), or from SpectraLink (with respect to documents filed by SpectraLink with the SEC). Stockholders and other investors are urged to read carefully those materials prior to making any decisions with respect to the offer.

Forward Looking-Statements

This report contains “forward-looking statements” that involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including: statements regarding the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many SpectraLink stockholders will tender their stock in the offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of SpectraLink’s control; and other risks and uncertainties discussed in documents filed with the Securities and Exchange Commission by SpectraLink, as well as the tender offer documents to be filed by Polycom and the solicitation/recommendation statement to be filed by SpectraLink. All of the materials related to the offer (and all other offer documents filed with the Securities and Exchange Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by SpectraLink by sending a written request to SpectraLink Corporation; 5755 Central Avenue, Boulder, Colorado 80301-2848; Attention: Investor Relations. SpectraLink does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

ITEM 9.01. FINANCIAL	STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 7, 2007, among Polycom, Inc., Spyglass Acquisition Corp., and SpectraLink Corporation.

4.1	Form of Tender and Voting Agreement, between Polycom, Inc. and each director and executive officer of SpectraLink Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SPECTRALINK CORPORATION

Date: February 7, 2007	By:	/s/ JOHN H. ELMS
John H. Elms,
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 7, 2007, among Polycom, Inc., Spyglass Acquisition Corp., and SpectraLink Corporation.

4.1	Form of Tender and Voting Agreement, between Polycom, Inc. and each director and executive officer of SpectraLink Corporation.